STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Supplement dated June 29, 2006 to the

Statement of Additional Information (SAI) dated February 27, 2006

This supplement sets out changes to certain subadvisory fee arrangements, as further described below. The changes in subadvisory fees discussed in this supplement are effective on or about July 1, 2006. The following should be read in conjunction with the SAI and should be retained for future reference.

I. With respect to the Strategic Partners Equity Income Fund, effective on or about July 1, 2006, T. Rowe Price Associates, Inc. (“T. Rowe Price”) has voluntarily agreed to waive a portion of its subadvisory fee payable to T. Rowe Price under the subadvisory agreement between T. Rowe Price and the Investment Manager (as defined in the SAI). The section of the SAI entitled “Investment Advisory & Administration Services—The Sub-Advisors—Sub-Advisory Fee Waivers” is hereby revised by adding the following subadvisory fee waiver discussion:

Effective on or about July 1, 2006, T. Rowe Price will voluntarily waive the compensation due to it under the subadvisory agreement for the Strategic Partners Equity Income Fund to the extent necessary to reduce the effective monthly subadvisory fees for the portfolios listed below (including the Fund) by the following percentages based on the combined average daily net assets of the portfolios listed below:

Combined Asset Levels	Percentage Fee Waiver
Assets up to $750 million	No Fee Reduction
Assets between $750 million and $1.5 billion	5.0% Fee Reduction
Assets between $1.5 billion and $3.0 billion	7.5% Fee Reduction
Assets above $3.0 billion	10.0% Fee Reduction

The assets and subadvisory fees of the portfolios listed below will be aggregated for purposes of calculating the amount of the monthly subadvisory fee waiver:

American Skandia Trust AST T. Rowe Price Asset Allocation Portfolio
American Skandia Trust AST T. Rowe Price Global Bond Portfolio
American Skandia Trust AST T. Rowe Price Large-Cap Growth Portfolio
American Skandia Trust AST T. Rowe Price Natural Resources Portfolio
American Skandia Trust AST Advanced Strategies Portfolio
The Prudential Series Fund Global Portfolio
The Prudential Series Fund SP T. Rowe Price Large-Cap Growth Portfolio
Strategic Partners Mutual Funds, Inc. – Strategic Partners Equity Income Fund

II. With respect to the Strategic Partners Capital Growth Fund, effective on or about July 1, 2006, the voluntary subadvisory fee waiver in effect by Marsico Capital Management LLC (“Marsico”) is discontinued. The discussion pertaining to this subadvisory fee waiver in the section of the SAI entitled “Investment Advisory & Administration Services—The Sub-Advisors—Sub-Advisory Fee Waivers” is hereby deleted.

III. With respect to the Strategic Partners Capital Growth Fund, effective on or about July 1, 2006, the contractual subadvisory fee rate payable to Marsico under the subadvisory agreement between Marsico and the Investment Manager will change. The section of the SAI entitled “Investment Advisory & Administration Services—The Sub-Advisors—Sub-Advisory Fees” is hereby revised by deleting the existing contractual subadvisory fee rate set out for Marsico with respect to the Strategic Partners Capital Growth Fund and substituting the following new contractual subadvisory fee rate:

0.40% of aggregate assets to $1.5 billion;
0.35% of aggregate assets over $1.5 billion*

* For purposes of fee calculation, the assets of the following portfolios and funds subadvised by Marsico and managed or co-managed by Prudential Investments LLC and/or American Skandia Investment Services, Inc. will be aggregated:

(i)	American Skandia Trust AST Marsico Capital Growth Portfolio;
(ii)	Strategic Partners Mutual Funds, Inc. – Strategic Partners Capital Growth Fund;
(iii)	Strategic Partners Asset Allocation Funds – Strategic Partners Conservative Allocation Fund;
(iv)	Strategic Partners Asset Allocation Funds – Strategic Partners Moderate Allocation Fund;
(v)	Strategic Partners Asset Allocation Funds – Strategic Partners Growth Allocation Fund;
(vi)	The Target Portfolio Trust – Large Capitalization Growth Portfolio;
(vii)	The Prudential Series Fund – Global Portfolio;
(viii)	American Skandia Trust AST Advanced Strategies Portfolio; and
(ix)

Future large cap growth accounts for which Marsico may provide substantially similar advisory or sub-advisory services and which Marsico, Prudential Investments LLC and/or American Skandia Investment Services, Inc. (as applicable) mutually agree in writing may be included in determining the level of average daily net assets.

These changes in Subadvisory fees have no effect on advisory fee rates payable by any of the Funds.

LR0053